                                                                    Exhibit 99.1
                                                                    ------------

Slide 1:  ePresence, Inc.
-------------------------

ePresence, Inc.

(Nasdaq:  EPRE)

November 2000


Slide 2:  Safe Harbor Statement
-------------------------------

Any statement made in this presentation that is not a statement of historical fact is a forward-looking statement that is subject to risks and uncertainties, including risks relating to the success of ePresence's service offerings, competitive pressures, and ePresence's strategic relationships with third parties as well as other risk factors detailed from time to time in ePresence's SEC filings.


Slide 3:  Company Overview
--------------------------

An e-services company with a:

o  Unique personalization focus
o  Worldwide presence
o  Fortune 1000 client base
o  70% revenue growth (3 year CAGR)
o  Strong balance sheet ($178M cash and marketable securities)
o  Seasoned management team

Slide 4:  Company Overview
--------------------------

"ePresence delivers web-based solutions that personalize customer relationships, thus maximizing the value of each customer."

Slide 5:  Evolution of Business
-------------------------------

1st Generation:  Web         2nd Generation:       3rd Generation:  Customer
Presence                     Vendor Site           Integration

Served to whet customer      Vendors integrate     No longer web-centric but
appetites:                   their Web servers     "Customer-centric"
                             and their back-end
o Communication              business systems to   Feed information to
o Fulfillment                provide e-Commerce    customers wherever and
                             services              whenever they need it.


Intel Corporation 2000

Slide 6:  Personalization is Hot
--------------------------------

"Enterprises practicing personalization will capture market share, improve customer retention and satisfaction, and increase revenue."

Peppers and Rogers, 1999

"By 2004, 80% of content-rich IT applications will incorporate personalization. By 2003, more than 80% of major enterprises with an internet presence will analyze their employees' and clients' behavior with a view toward automatically tracking online interaction."

Gartner Group, 2000

Slide 7:  "Customer Centric" Software Drives, e-Services Growth
---------------------------------------------------------------

What are the most important software purchases you will make in 2000?

Customer Service/CRM:  30%
Content Management:  24%
Personalization:  20%
Application Server:  16%
Integration Tools/middleware:  16%
Measurement/analytics:  14%
Payment systems:  12%
Product catalog:  10%
Other:  16%

Percentage of 50 interviewees
Source:  Forrester Research, 1999
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Slide 8:  "Customer Centric" Software Drives, e-Services Growth
---------------------------------------------------------------

What are the most important software purchases you will make in 2000?

Customer Service/CRM:  30%*
Content management:  24%*
Personalization:  20%*
Application server:  16%*
Integration tools/middleware:  16%*
Measurement/analytics:  14%*
Payment systems:  12%
Product catalog:  10%
Other:  16%

* = Personalization technologies.

Percentage of 50 interviewees
Source:  Forrester Research, 1999

Slide 9:  Business Profile
--------------------------
o "Customer Centric" e-services from web presence through infrastructure
o Heavy emphasis on "back-end" skills
o Fortune 1000 market focus
o 400 professionals (300 billable)
o Scalable business model
o Worldwide delivery capability

o New York/New Jersey                    o Toronto
o Washington DC                          o London
o Dallas                                 o Amsterdam
o San Francisco                          o Munich
o Los Angeles                            o Sydney

Slide 10:  Recent Accomplishments
--------------------------------------
o Q3 e-services revenues of $17M, up 72% from Q3 1999
o Q3 e-services gross margins expand to 45% from 37% in Q3 1999
o Strengthened management team
o Accelerated strategic alliances activity
  o Mainspring
  o Vignette
  o Interwoven
  o ATG
  o Siebel
  o iPlanet
  o Microsoft
o Launched comprehensive branding campaign
  o Print advertising campaign in 12 major business publications
  o Personalization "Road Show" with Red Herring, Gartner and Vignette

Slide 11:  Our Priorities
-------------------------
o Enhancing our "Customer Centric" solution focus
  o Personalization
  o Content management
  o CRM
  o Wireless
  o Business intelligence/analytics
  o e-Infrastructure (directory/security)
o Building our worldwide service delivery capability from web presence through infrastructure
o Increasing staff to 1000 billable consultants
o Growing annualized revenues to a $200M+ run rate
o Creating a highly profitable business

Slide 12:  Market Position
--------------------------
e-Strategy
e-Marketing
e-Design            )
e-Applications      )        "Customer Centric Solution Focus"
e-Infrastructure    )

Maximizing the Value of Each Customer Relationship through Personalization

Slide 13:  Personalization Framework
------------------------------------

                                   Customers

                      Wireless    Voice    Web    E-mail

                            Personalization Engine

              CRM         Content        Business           Other
                         Management    Intelligence      Applications &
                                                            Tools

                                  DIRECTORIES

                               e-INFRASTRUCTURE
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Slide 14:  FastCycle Methodology
--------------------------------
o Strategize
o Visualize
o Optimize
o Realize

FastCycle Delivers ...

  Fast, Flexible and Predictable

                                   ...Results

Slide 15:  Vertical Market Focus
--------------------------------

FINANCIAL SERVICES
------------------
Fiduciary Trust
Morgan Stanley Dean Witter
Merrill Lynch
The Defined Assets Consortium
MetLife
Toronto Dominion Bank
First Union
The Hartford
State of California Insurance Fund
American Express
Nationwide Building Society
Rabobank
Australian Stock Exchange

NEW MEDIA
---------
Sony
CBS
Warner Music
Your Home Direct
Devondale

TELECOMMUNICATIONS
------------------
AT&T
Lucent Technologies
Avaya
Bell Atlantic
Bell South
Sprint
GTE
Verizon
Ericsson
Singapore Telecom

PHARMACEUTICALS
---------------
Bristol-Myers Squibb
Bayer
Johnson & Johnson
Merck
Pfizer
BlueCross BlueShield of Florida
I-Trax
North Sydney Health Service

Slide 16:  Recent Wins
----------------------
Morgan Stanley Dean Witter
Fiduciary Trust International
BellSouth
Lucent Technologies - Bell Labs Innovations
Bristol-Myers Squibb Company

Slide 17:  Conclusions
----------------------
o Unique personalization focus
o Worldwide presence
o Fortune 1000 client base
o 70% revenue growth (3 year CAGR)
o Strong balance sheet
o Seasoned management team

Slide 18:  Financial Performance
--------------------------------
Note: Due to the Company's 40% ownership and board control, ePresence continues to consolidate the results of Switchboard, Inc. (Nasdaq: (SWBD)) in its SEC filings, however, the following financial information has been presented on a proforma basis excluding the Switchboard results.

Slide 19:  Revenue Performance
------------------------------
                               Quarterly Revenue
1Q99          2Q99       3Q99       4Q99       1Q00       2Q00         3Q00

$8.0          $8.6       $9.9       $11.0      $12.1      $14.6        $17.0
10%           8%         14%        11%        9%         21%          17%

                           $ - values are in millions
                        % - represents Sequential Growth

Slide 20:  e-Services Operating Metrics
---------------------------------------
                                         Q3'00                Q3'99

Revenues                                 $17.0M              $9.9M
Gross Margin %                           45%                 37%
EBITDA                                   (.3M)(1)            (1.1M)
Billable Rate/hour                       $140.0              $126.0
Utilization                              68%                 65%
Annualized Revenue/Billable Employee     $210K               $176K
Voluntary Turnover                       20%                 18%
Dot.com Revenue/Total Revenue             3%          (less than) 1%
Cash and Marketable Securities           $92M(2)             $78M

(1)  excluding corporate rebranding expenditure of $1.4M
(2) does not include 9.8 million shares of Switchboard (Nasdaq: (SWBD)) valued at $63.7M as of September 30, 2000

Slide 21:  e-Services Q3 2000 Profit and Loss Statement
-------------------------------------------------------
e-Services
($'s in Millions)               Q3 2000    Q3 1999    Change    Q2 2000

Revenue                           17.0        9.9       7.1     14.6
 Gross Margin                      7.6        3.6       4.0      6.7
  % Gross Margin                   45%        36%                 46%

Operating Expense
  Sales & Marketing                6.0        2.4      (3.6)      4.6
  G&A                              3.8        3.0      (0.8)      3.7
  Goodwill Amortization            0.7        0.0      (0.7)      0.5
                                  ----       ----      ----      ----
    Total Op Expense              10.5        5.4      (5.1)      8.8

Operating Inc/(Loss)              (2.9)      (1.8)     (1.1)     (2.1)

EBITDA                            (1.7)      (1.1)     (0.6)     (1.1)
EBITDA (excluding branding costs) (0.3)      (1.1)      0.8      (0.9)

Slide 22:  e-Services Q3 2000 Balance Sheet
-------------------------------------------
eServices
($'s in Millions)                    9/30/2000       6/30/2000       Change

Assets
  Cash & Securities*                    91.6             99.8         (8.2)
  Accounts Receivable                   14.2             11.5          2.7
  Other Current Assets                   6.8              6.1          0.7
                                       -----            -----         ----
    Total Current Assets               112.6            117.4         (4.8)

  Deferred Tax Asset                     9.1              9.1            -
  Goodwill                              27.8             28.5         (0.7)
  Other Assets                           4.1              3.8          0.3

Total Assets                           153.6            158.8         (5.2)

Liabilities
  Liabilities                           17.9             21.5         (3.6)
  Deferred Revenue                       3.5              4.7         (1.2)
  Deferred Tax Liability                16.6             16.7         (0.1)
  Equity                               115.6            115.9         (0.3)

Total Liabilities & Equity             153.6            158.8         (5.2)

*Note: Does not include value of 9.8 million shares of Switchboard Holdings

Slide 23:  ePresence Business Model Targets
-------------------------------------------
                                                              2001    Long-Term
e-Services                            1Q00    2Q00    3Q00   Target    Target

Revenue                               100%    100%    100%    100%      100%
Gross Margin                           45%     46%     45%     49%       51%

Operating Expense
  Sales & Marketing Branding           32%     29%     27%     23%      20%
  Branding                              0%      2%      8%     0%        0%
  G&A                                  28%     25%     22%    18%       16%
  Goodwill Amortization                 2%      3%      4%     3%        3%
                                      ---     ---     ---    ---       ---
    Total Op Expense                   62%     60%     62%    44%       39%

Operating Inc/(Loss)                  -17%    -14%    -17%     5%       12%

EBITDA                                -11%     -8%    -10%    10%       18%
EBITDA (excluding branding costs)     -11%     -6%     -1%    10%       18%

Slide 24:  Thank you
--------------------
Thank you


Slide 25:  Customer Examples
----------------------------
Customer Examples

Slide 26:  Morgan Stanley Dean Witter
-------------------------------------
o  Industry:
   o  Financial Services

o  Business Challenge:
   o Enable the company to personalize and enhance its consumer kiosks throughout the U.S.

o  ePresence Solution:
   o Conduct a comprehensive discovery and document detailed requirements for proposed enhancements

o  Business Impact:
   o By fully understanding the existing system, recommendations include how the company can build for future enhancements

o  Value
   o  Total for Q3 - $662K (various projects, one featured here)

Slide 27:  Fiduciary Trust International Company
------------------------------------------------
o  Industry:
   o  Financial Services

o  Business Challenge:
   o Develop an e-Infrastructure and personalized web-based account management system

o  ePresence Solution:
   o End-to-end solution including development and implementation of a user interface, applications and e-infrastructure while leveraging security and directory expertise

o  Business Impact:
   o Customers will have personalized web access to their account that also facilitates increased personal communication with portfolio managers

o  Value
   o  $1.6M

Slide 28:  BellSouth Wireless Data
----------------------------------
o  Industry:
   o  Telecommunications

o  Business Challenge:
   o The company needed a way to enhance relationships with their web-based customers (online consumers & partners)

o  ePresence Solution:
   o Design & develop an innovative Web solution (and a platform to grow on) to generate sales while providing one-stop convenience for news & product information

o  Business Impact:
   o  Enhanced relationships with customers & partners

o  Value
   o  Phase I - $300K

Slide 29:  Lucent Technologies
------------------------------
o  Industry:
   o  Telecommunications

o  Business Challenge:
   o Different Business Units needed a way to share information across sales teams

o  ePresence Solution:
   o Development of a portal for sales associates with customizable views for different Business Units

o  Business Impact:
   o Increased productivity, access to pertinent information and expanded search capabilities

o  Value:
   o  $2M

Slide 30:  Bristol-Myers Squibb
-------------------------------
o  Industry:
   o  Pharmaceutical

o  Business Challenge:
   o  Re-engineer marketing process and provide sales force automation

o  ePresence Solution:
   o Custom application and tool development to surround and extend the company's CRM solution with wireless capability

o  Business Impact:
   o  Cost effective management and enhanced remote connectivity

o  Value:
   o  $4-5M/year